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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                         1-15274                   26-0037077
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
   of incorporation )                                        Identification No.)


6501 Legacy Drive
Plano, Texas                                                       75024-3698
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05  Amendments  to the  Registrant's  Code  of  Ethics,  or  Waiver  of a
           Provision of the Code of Ethics.

On June 20, 2006, J. C. Penney Company, Inc. ("Company") adopted a restated Statement of Business Ethics. The Statement of Business Ethics applies to all Company associates, including the Company's executive officers. A copy of the restated Statement of Business Ethics is attached as Exhibit 14.1 hereto.


Item 9.01(c)      Exhibits.

Exhibit 14.1      J. C. Penney Company, Inc. Statement of Business Ethics


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By: /s/ Joanne L. Bober
                                                  -------------------------
                                                  Joanne L. Bober
                                                  Executive Vice President,
                                                  Secretary and General Counsel


Date:  June 21, 2006


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                                  EXHIBIT INDEX


Exhibit Number           Description

14.1                     J. C. Penney Company, Inc. Statement of Business Ethics